Reconciliations and Financial Slides from Safeway Investor Conference December 4, 2008 Exhibit 99.2 * * * * * * * * * * * * * ** * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Reconciliation_InvestorConferences_Dec08
This presentation may contain forward-looking statements. Such statements may relate to topics such as sales, margins, earnings growth, earnings estimates, guidance, free cash flow, operating profit, operating improvements, capital spending, total debt and debt reduction, Lifestyle stores, and other related subjects.
These statements are based on Safeway’s current plans and expectations and are subject to risks and uncertainties that could cause actual events and results to vary significantly from those implied by such statements. We ask you to refer to Safeway’s reports and filings with the SEC for a further discussion of these risks and uncertainties.
Safe Harbor Language

Reconciliation_InvestorConferences_Dec08
$ Millions
7.6x
$2,953.3
8.9
(8.7)
-
-
27.1
48.4
13.9
1,071.2
388.9
515.2
$888.4
Add (subtract):
- - - 9.0
Dividend received from unconsolidated affiliate
729.1 - - - Goodwill impairment charges
7.1 (12.6) (15.8) (21.1) Equity in (earnings) losses of unconsolidated affiliates
$2,537.5 $2,111.3 $2,306.9 $2,707.0 Total Adjusted EBITDA
10.6 - - - Miscellaneous equity investment impairment charge
344.9 39.4 78.9 39.2 Property impairment charges
863.6 894.6 932.7 991.4 Depreciation
(1.3) (15.2) (0.2) 1.2 LIFO expense (income)
- - 59.7 51.2 Stock option expense
5.7x 5.1x 5.7x 6.8x Adjusted EBITDA as a multiple of interest expense
442.4 411.2 402.6 396.1 Interest expense
310.9 233.7 287.9 369.4 Income taxes
$(169.8) $560.2 $561.1 $870.6 Net income (loss)
2003 2004 2005 2006
Reconciliation of Net Income to Adjusted
EBITDA (Interest Coverage)
2007

Reconciliation_InvestorConferences_Dec08
Reconciliation of Net Cash Flow from Operating Activities
to Adjusted EBITDA
$Millions
- - - - (5.3) Amortization of deferred finance cost
- - - - 38.3
Excess tax benefit from exercise of
stock options
12.1 15.1 18.1 29.2 33.0 Contribution to pension plans
$2,953.3
(6.9)
(45.6)
42.3
5.8
(72.1)
(130.8)
388.9
515.2
$2,190.5
2007
$2,537.5 $2,111.3 $2,306.9 $2,707.0 Total adjusted EBITDA
(8.2) (14.5) (14.4) (4.1) Other
263.0 (538.2) (310.9) (181.4) Changes in working capital items
13.4 (20.6) (13.6) 17.8
Gain (loss) on property retirements
and lease exit activities, net
(52.7) (118.1) (44.1) (10.8) Accrued claims and other liabilities
Add (subtract):
442.4 411.2 402.6 396.1 Interest expense
(130.9) (112.9) (115.6) (83.1) Net pension expense
77.9 29.2 215.9 (1.1) Deferred income taxes
310.9 233.7 287.9 369.4 Income taxes
$1,609.6 $2,226.4 $1,881.0 $2,175.0 Net cash flow from operating activities
2003 2004 2005 2006

Reconciliation_InvestorConferences_Dec08
$ Millions
8.4x
$3,088.4
-
3.1
37.7
55.6
30.2
1,114.0
366.6
552.6
$928.6
(A+B-C)
Rolling
Four Quarters
Sept 6, 2008
Add (subtract):
8.9 - 8.9
Dividend received from unconsolidated
affiliate
(10.5) 1.3 (8.7)
Equity in loss (earnings) of
unconsolidated affiliate
$1,981.2 $2,116.3 $2,953.3 Adjusted EBITDA
20.9 31.5 27.1 Property impairment charges
728.0 770.8 1,071.2 Depreciation and amortization
6.9 23.2 13.9 LIFO expense
35.2 42.4 48.4 Stock-based employee compensation
Adjusted EBITDA as a multiple of interest
expense
268.5 246.2 388.9 Interest expense
336.1 373.5 515.2 Income taxes
$587.2 $627.4 $888.4 Net income
C
36 Weeks Ended
Sept 8, 2007
B
36 Weeks Ended
Sept 6, 2008
A
Year Ended
Dec 29, 2007
Reconciliation of Net Income to Adjusted
EBITDA (Interest Coverage)

Reconciliation_InvestorConferences_Dec08
$ Millions
- (6.4) (130.8) (137.2) Deferred income taxes
(5.1) (3.2) (6.9) (5.0) Other
$3,088.4
118.7
21.3
(10.9)
35.0
(80.2)
5.2
(5.0)
366.6
552.6
$2,227.3
(A+B-C)
Rolling
Four Quarters
Sept 6, 2008
Add (subtract):
19.4 (1.6) 42.3
Gain (loss) on property retirements and lease
exit costs, net
0.6 (16.1) 5.8 Accrued claims and other liabilities
109.6 273.9 (45.6)
Changes in working capital items
23.5 25.5 33.0 Contributions to pension plans
(3.8) (3.5) (5.3) Amortization of deferred finance costs
34.5 1.4 38.3
Excess tax benefit from exercise of stock
options
(50.1) (58.2) (72.1) Net pension expense
$1,981.2 $2,116.3 $2,953.3 Adjusted EBITDA
268.5 246.2 388.9 Interest expense
336.1 373.5 515.2 Income taxes
$1,248.0 $1,284.8 $2,190.5
Net cash flow from operating activities
C
36 Weeks Ended
Sept 8, 2007
B
36 Weeks Ended
Sept 6, 2008
A
Year Ended
Dec 29, 2007
Reconciliation of Net Cash Flow from Operating
Activities to Adjusted EBITDA

Reconciliation_InvestorConferences_Dec08
Reconciliation of EPS
As Adjusted for Unusual Items
*Adjusted for a two-for-one stock split effected February 25, 1998 and a two-for-one stock split effected January 30, 1996.
2008G
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Low High
EPS as reported* $0.09 $0.25 $0.49 $0.67 $0.97 $1.12 $1.59 $1.88 $2.13 $2.44 ($1.77) ($0.38) $1.25 $1.25 $1.94 $1.99 $2.25 $2.35
Adjustments:
Extraordinary loss $0.06 $0.02 $0.00 $0.13
Cumulative effect of accounting change $0.06
Dominick's impairment/closures/tax adj. $2.73 $1.05 $0.06
Randall's impairment $1.72 $1.00
Randall's store closures $0.15
Furrs/Homeland lease write-offs $0.05
Future Beef write-off $0.06
Restructuring & transition charges $0.03 $0.02 $0.09 $0.04
Labor buyouts/unusual contributions $0.06 $0.03 $0.08
Accrual for rent holidays $0.02
Miscellaneous investment write-offs $0.04 $0.01
Inventory adjustments $0.10
Stock option expense ($0.01) ($0.01) ($0.01) ($0.01) ($0.01) ($0.01) ($0.03) ($0.03) ($0.06) ($0.08) ($0.11) ($0.12) ($0.10)
Certain tax adjustments ($0.11) ($0.08) ($0.08)
Tax settlement ($0.14)
53rd week ($0.04) ($0.04)
EPS as adjusted $0.23 $0.32 $0.50 $0.66 $0.96 $1.24 $1.56 $1.85 $2.07 $2.51 $2.66 $1.70 $1.15 $1.40 $1.72 $1.99 $2.21 $2.31
% change 39.1% 56.3% 32.0% 45.5% 29.2% 25.8% 18.6% 11.9% 21.3% 6.0% -36.1% -32.4% 21.7% 22.9% 15.7% 11.1% 16.1%

Reconciliation_InvestorConferences_Dec08
Reconciliation of Gross Margin BP Change
Excluding Fuel
(11)
46
(57)
Basis point change in gross margin, excluding fuel
Fuel
Basis point change in gross margin
Basis point (decrease)
increase
over prior year:
36 Weeks
Ended
Sept. 6, 2008

Reconciliation_InvestorConferences_Dec08
Excluding Fuel and Unusual Items
(13)
16
-
-
-
-
-
(29)
2007
(26)
34
-
-
-
-
-
(60)
38 39 32 13
Fuel
(29) (22) - -
Vons strike
(9) - (7) 15
Labor buyout and health and welfare
contributions
- - (15) -
Stock option expense
98 87 (59) (36)
Basis point change in operating and
administrative expense, excluding
fuel and unusual items
(30) 77 13 -
Impairment charges (incl.
Dominick’s)
- - (29) 29 Texas store closures
Unusual items:
128 (7) (53) (93)
Basis point change in operating and
administrative expense
2003 2004 2005 2006
Reconciliation of Operating &
Administrative Expense BP Change
Basis point (decrease)
increase
over prior year:
36 Weeks
Ended
Sept. 6, 2008

Reconciliation_InvestorConferences_Dec08
$ Millions
Reconciliation of GAAP Cash Flow
Measure to Free Cash Flow*
*Excludes cash flow from payables related to third-party gift cards, net of receivables.  Cash from the sale of third-party gift cards is held for a short period of time and then remitted, less
Safeway's commission, to card partners.  Because this cash flow is temporary, it is not available for other uses and therefore is excluded from the company's calculation of free cash flow.
Low High Sept 6. 2008
2013F 2012F 2011F 2010F 2009G 2008G
36 Weeks
Ended
2007 2006 2005 Low High Low High Low High Low High Low High
Net cash flow from operating activities $3,000.0 $3,150.0 $2,800.0 $2,950.0 $2,600.0 $2,750.0 $2,400.0 $2,550.0 $2,200.0 $2,350.0 $2,100.0 $2,250.0 $1,284.8 $2,190.5 $2,175.0 $1,881.0
Decrease in payables related to third party
gift cards, net of receivables 194.6 (84.1) (71.1)
Interest earned on favorable income tax
settlement, net of tax (62.6)
Net cash flow from operating activities,
as adjusted 3,000.0 3,150.0 2,800.0 2,950.0 2,600.0 2,750.0 2,400.0 2,550.0 2,200.0 2,350.0 2,100.0 2,250.0 1,479.4 2,106.4 2,041.3 1,881.0
Net cash flow used by investing activities (1,200.0) (1,150.0) (1,200.0) (1,150.0) (1,200.0) (1,150.0) (1,200.0) (1,150.0) (1,200.0) (1,150.0) (1,600.0) (1,550.0) (980.1) (1,686.4) (1,734.7) (1,313.5)
Cash used to acquire businesses/stores,
net of tax benefits 49.5
Net cash flow used by investing activities,
as adjusted (1,200.0) (1,150.0) (1,200.0) (1,150.0) (1,200.0) (1,150.0) (1,200.0) (1,150.0) (1,200.0) (1,150.0) (1,600.0) (1,550.0) (980.1) (1,686.4) (1,685.2) (1,313.5)
Free cash flow $1,800.0 $2,000.0 $1,600.0 $1,800.0 $1,400.0 $1,600.0 $1,200.0 $1,400.0 $1,000.0 $1,200.0 $500.0 $700.0 $499.3 $420.0 $356.1 $567.5

Reconciliation_InvestorConferences_Dec08
33
6
15
7
(13)
29
(11)
2005
(204) Goodwill impairment charges
20
10
10
High
5
10
(5)
Low
35
5
30
High
15
5
10
Low
1 15 4 12 Fuel impact
63 Vons strike
(15)
Labor buyout and health and
welfare contributions
Stock option expense
(50) 53 25 15
Operating profit margin,
excluding fuel and unusual items
(77)
Other impairment charges
(including Dominick’s)
(29) Texas store closures
Unusual items:
167 82 21 3 Operating profit margin
2004 2006 2007 2008
Reconciliation of Operating Profit Margin Basis Point
Change Excluding Fuel & Unusual Items
2009G 2008G
36 Weeks
Ended
Sept. 6

Reconciliation_InvestorConferences_Dec08
2008 Guidance
ID Sales X-Fuel 3.0% - 3.2% 1.0% - 2.0%
²
Operating Margin 15 - 35 bps NC
Improvement X-Fuel
Cash Capital $1.70 - $1.75B $1.60B
Expenditures
Free Cash Flow
¹
$500 - $700M NC
Earnings per Share $2.25 - $2.35 NC
Original
Revised
1 Excludes Blackhawk Gift Card payables, net of receivables
2 Revised with Q2 Earnings Release
3
Revised 12/04/08
See website for reconciliation
3

Reconciliation_InvestorConferences_Dec08
ID Sales X-Fuel
1.0
0.5
1.0
2.0
3.7
4.0
3.0
2.7
3.5
3.7
3.2 3.2
3.7
(0.2)
3.4
2.6
1.6
(0.7)
(0.9)
(0.4)
(1.3)
(0.8)
(1.5)
(2.2)
(2.3)
(2.9)
(2.0)
(1.5)
1Q
02
2 3 4 1Q
03
2 3 4 1Q
04
2 3 4 1Q
05
2 3 4 1Q
06
2 3 4 1Q
07
2 3 4 1Q
08
2 3 4
QTD
1 Excludes Dominick’s Q1’03 - Q3’03, excludes Vons strike impact Q403 - Q105, adjusted for Holiday impacts Q1 & Q2’05, Q1 &
Q2’06, Q1’07 Q1’08, Q2’08
2 Through Week 48
2
1

Reconciliation_InvestorConferences_Dec08
Financial Guidance For 2009
EPS $2.34 - $2.44
X-Fuel ID sales 2.0% - 3.0%
Operating profit margin change 5 - 20 bps
Cash capital spending ~ $1.2B
Free cash flow $1.0 - $1.2B
1 Excludes Fuel
2 Excludes BHN Gift Card payables, net of receivables
1
2
See website for reconciliation

15 Reconciliation_InvestorConferences_Dec08 Rollout of Lifestyle Stores 91 82 74 59 43 26 8 1 '03 '04 '05 '06 '07 '08E '09F '10F % of Stores Completed 20 144 458 751 1,024 1,280 1,425 1,575

Reconciliation_InvestorConferences_Dec08
Current ID Results for Lifestyle Stores
100
41
35
27
13
1st Yr 2nd Yr 3rd Yr 4th Yr Non-
LS
Store Count
Lifestyle
Non-Lifestyle
Lifestyle Sales Change by Year
35%
65%
Indexed
Adj. for competitive openings
Yr 1 sales vs. Proforma Base, Yr 2 - Yr 4 Prior Year
Yr 2 - Yr 4 excluding Grand opening Promo Period
Data Incl thru week 44, 2008

Reconciliation_InvestorConferences_Dec08
1.6 - 1.8
1.4 - 1.6
1.2 - 1.4
1.0 - 1.2
0.5 - 0.7
0.4
0.4
0.6
2005 2006 2007 2008G 2009G 2010F 2011F 2012F
Free Cash Flow
$ Billions
1.4 1.7 1.7 1.6 1.2 1.2 1.2 1.2
Capital Spending
See website for reconciliation
Excludes Blackhawk Gift Card payables, net of receivables

18 Reconciliation_InvestorConferences_Dec08 Total Debt $ Billions $4.5 - $4.7 $5.4 $8.4 $5.7 $5.9 $6.4 $7.8 $6.8 2002 2003 2004 2005 2006 2007 2008E 2009F 7-year Potential Debt Reduction $3.7B - $3.9B

* * * * * * * * * * * * * * * * * *